Page 23 of 32 Pages


                                                                       Exhibit 1
                                                                       ---------

                       Agreement Relating to Joint Filing
                          of Statement on Schedule 13D
                       ----------------------------------

         This will confirm the agreement by and between the undersigned that the Statement on Schedule 13D (the "Statement") filed on or about this date with respect to the beneficial ownership by the undersigned of common shares, $1.00 par value per share, of Annuity Life and Re (Holdings), Ltd. is being filed on behalf of the undersigned.

         Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, that each person on whose behalf the Statement is filed is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in one or more counterparts by each of the undersigned, and each of which, taken together, shall constitute one and the same instrument.

Date: July 15, 1998

                  INSURANCE PARTNERS, L.P.,
                  a Delaware limited partnership

                  By: Insurance GenPar, L.P.,
                      a Delaware limited partnership,
                      its General Partner

                  By: Insurance GenPar MGP, L.P.,
                      a Delaware limited partnership,
                      its General Partner

                  By: Insurance GenPar MGP, Inc.,
                      a Delaware corporation,
                      its General Partner

                  By: /s/ Robert A. Spass
                  -----------------------
                  Name:  Robert A. Spass
                  Title: President

                                                             Page 24 of 32 Pages

                  INSURANCE GENPAR, L.P.,
                  a Delaware limited partnership

                  By: Insurance GenPar MGP, L.P.,
                      a Delaware limited partnership,
                      its General Partner

                  By: Insurance GenPar MGP, Inc.,
                      a Delaware corporation,
                      its General Partner

                  By: /s/ Robert A. Spass
                  -----------------------
                  Name:  Robert A. Spass
                  Title: President


                  INSURANCE GENPAR MGP, L.P.,
                  a Delaware limited partnership

                  By: Insurance GenPar MGP, Inc.,
                      a Delaware corporation,
                      its General Partner

                  By: /s/ Robert A. Spass
                  -----------------------
                  Name:  Robert A. Spass
                  Title: President


                  INSURANCE GENPAR MGP, INC.,
                  a Delaware corporation

                  By: /s/ Robert A. Spass
                  -----------------------
                  Name:  Robert A. Spass
                  Title: President

                                                             Page 25 of 32 Pages

                  INSURANCE PARTNERS OFFSHORE
                  (BERMUDA), L.P.,
                  a Bermuda limited partnership

                  By: Insurance GenPar (Bermuda), L.P.,
                      a Bermuda limited partnership, its
                      General Partner

                  By: Insurance GenPar (Bermuda) MGP,
                      L.P., a Bermuda limited partnership, its
                      General Partner

                  By: Insurance GenPar (Bermuda) MGP,
                      Ltd., a Bermuda corporation, its
                      General Partner

                  By: /s/ Robert A. Spass
                  -----------------------
                  Name:  Robert A. Spass
                  Title: President


                  INSURANCE GENPAR (BERMUDA), L.P.,
                  a Bermuda limited partnership

                  By: Insurance GenPar (Bermuda) MGP,
                      L.P., a Bermuda limited partnership, its
                      General Partner

                  By: Insurance GenPar (Bermuda) MGP,
                      Ltd., a Bermuda corporation, its
                      General Partner

                  By: /s/ Robert A. Spass
                  -----------------------
                  Name:  Robert A. Spass
                  Title: President


                  INSURANCE GENPAR (BERMUDA) MGP,
                  L.P., a Bermuda corporation

                  By: Insurance GenPar (Bermuda) MGP,
                      Ltd., a Bermuda corporation,
                      its General Partner

                  By: /s/ Robert A. Spass
                  -----------------------
                  Name:  Robert A. Spass
                  Title: President

                                                             Page 26 of 32 Pages

                  INSURANCE GENPAR (BERMUDA) MGP,
                  LTD., a Bermuda corporation

                  By: /s/ Robert A. Spass
                  -----------------------
                  Name:  Robert A. Spass
                  Title: President